                                                                    EXHIBIT 10.4


                                 $15,000,000.00



                                 AMENDMENT NO. 1

                                       TO

                           LOAN AND SECURITY AGREEMENT

                    originally dated as of September 11, 2000

                                  by and among

                            THE TRIZETTO GROUP, INC.
                        CREATIVE BUSINESS SOLUTIONS, INC.
                        FINSERV HEALTH CARE SYSTEMS, INC.
                       HEALTHCARE MEDIA ENTERPRISES, INC.
                                 HEALTHWEB, INC.
                        MARGOLIS HEALTH ENTERPRISES, INC.
                               NOVALIS CORPORATION
                       TRIZETTO APPLICATION SERVICES, INC.
                        HEALTHCARE MEDIA PRIVATE LIMITED
                      DIGITAL INSURANCE SYSTEMS CORPORATION
                        HEALTH NETWORKS OF AMERICA, INC.
                         NOVALIS DEVELOPMENT CORPORATION
                   NOVALIS DEVELOPMENT & LICENSING CORPORATION
                          NOVALIS SERVICES CORPORATION
                                  ERISCO, INC.

                                       and

                         HELLER HEALTHCARE FINANCE, INC.

                         Amended as of October 17, 2000



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                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 17th day of October, 2000, by and THE TRIZETTO GROUP, INC., a Delaware corporation ("TriZetto"), CREATIVE BUSINESS SOLUTIONS, INC., a Texas corporation ("CBS"); FINSERV HEALTH CARE SYSTEMS, INC., a New York corporation ("Finserv"); HEALTHCARE MEDIA ENTERPRISES, INC., a Delaware corporation ("HME"); HEALTHWEB, INC., a Delaware corporation ("HealthWeb"); MARGOLIS HEALTH ENTERPRISES, INC., a California corporation ("Margolis"); NOVALIS CORPORATION, a Delaware corporation ("Novalis"); TRIZETTO APPLICATION SERVICES, INC., a Colorado corporation ("TriZetto Application"); HEALTHCARE MEDIA PRIVATE LIMITED, an India company and subsidiary of HME ("HMP"); DIGITAL INSURANCE SYSTEMS CORPORATION, an Ohio corporation ("Digital"); HEALTH NETWORKS OF AMERICA, INC., a Maryland corporation ("Health Networks"); NOVALIS DEVELOPMENT CORPORATION, a Delaware corporation ("Novalis Development"); NOVALIS DEVELOPMENT & LICENSING CORPORATION, an Indiana corporation ("Novalis Licensing"); NOVALIS SERVICES CORPORATION, a Delaware corporation ("Novalis Services" and collectively with TriZetto, CBS, Finserv, HME, HealthWeb, Margolis, Novalis, TriZetto Application, HMP, Digital, Health Networks, Novalis Development, and Novalis Licensing, the "Original Borrower") and ERISCO, INC., a New York corporation, ("New Borrower", and collectively with Original Borrower, "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender").

                                    RECITALS

         A. Pursuant to that certain Loan and Security Agreement dated September 11, 2000, by and between Original Borrower, Elbejay Acquisition Corp., a Delaware corporation ("LBJ") and Lender (as amended, modified and restated from time to time, collectively, the "Loan Agreement"), Lender agreed to make available to Original Borrower a revolving credit loan (the "Loan").

         B. On October 3, 2000, LBJ merged with and into New Borrower, the separate corporate existence of LBJ ceased, and New Borrower survived the merger as a wholly-owned subsidiary of TriZetto.

         C. The Lender and Borrower hereto believe it is in their best interests that, among other things, New Borrower be added as a Borrower under the Loan Agreement pursuant to Section 2 herein and further that the Loan Agreement is modified in connection with the terms hereof.


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         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined in this Amendment, all capitalized terms shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2. ADDITION OF NEW BORROWER. Original Borrower, New Borrower and Lender agree that, upon satisfaction of the conditions set forth in this Amendment, New Borrower shall constitute a "Borrower" for purposes of and as defined in the Loan Agreement and all other Loan Documents. Accordingly, New Borrower hereby agrees to be bound by all of the conditions, covenants, representations, warranties, and other agreements set forth in the Loan Agreement, and hereby agrees to promptly execute all further documentation required by Lender to be executed by New Borrower, consistent with the terms of the Loan Agreement.

         SECTION 3. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each Borrower, including New Borrower, hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such Borrower, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity other than Permitted Liens.

         SECTION 4. GRANT BY NEW BORROWER OF SECURITY INTEREST. Consistent with the intent of the parties, the New Borrower hereby grants to Lender a continuing first priority lien on and security interest in, upon, and to the Collateral, pursuant to and in accordance with the terms of Article III of the Loan Agreement, as follows:

            As security for the payment of all liabilities of Borrower (including without limitation the New Borrower) to Lender, including without limitation: (i) indebtedness evidenced under the Note (as amended and/or restated from time to time), repayment of Revolving Credit Loans, advances and other extensions of credit, all fees and charges owing by Borrower, and all other liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (ii) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights under this Agreement and in the following property in accordance with the terms of this Agreement, and (iii) the payment of all expenses incurred by Lender in connection therewith (collectively, the "Obligations"). Borrower hereby assigns and grants to Lender a continuing first priority lien on and security interest in, upon, and to the following property (the "Collateral"):

               (a) All of Borrower's now-owned and hereafter acquired or arising Accounts, accounts receivable and rights to payment of every kind and description, and all of Borrower's contract rights, chattel paper, documents and instruments with respect thereto, and all of Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance;


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               (b) All moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balances, sums and credits with Lender at any time existing;

               (c) All of Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

               (d) All of Borrower's now owned or hereafter acquired deposit accounts into which Accounts are deposited, including the Lockbox Account;

               (e) All of Borrower's now owned and hereafter acquired or arising general intangibles and other property of every kind and description with respect to, evidencing or relating to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, ledger cards, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer programs, information, software, records, and data, as the same relates to the Accounts;

               (f) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

         SECTION 5. AMENDMENT TO LOAN AGREEMENT.

         (a) Section 2.1(d) of the Loan Agreement is hereby amended by adding the following phrase to the end of the first sentence of such section:

             "provided, however, that the Qualified Accounts of ERISCO, Inc. will not be included in the Borrowing Base."

         (b) Section 2.4(a) of the Loan Agreement is hereby amended by replacing "Fifty Thousand Dollars ($50,000)" in the second line with "Thirty Thousand and No/100 Dollars ($30,000)".


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         (c) Section 6.23 of the Loan Agreement is hereby amended to replace the first sentence of such section with the following provision:

             "Borrower will not at any time allow its "tangible net worth" to fall below $25,000,000. For purposes of this section 6.23, "tangible net worth" shall be defined as Borrower's net worth minus all intangibles, including without limitation goodwill, all calculated in accordance with GAAP."

         SECTION 6. ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of New Borrower, and is enforceable against New Borrower in accordance with its terms.

         SECTION 7. NO NOVATION. Lender's agreement to add New Borrower shall not constitute a novation of the debt evidenced by the Revolving Credit Note (as amended and restated hereby), nor shall it constitute a waiver of the Lender's right of consent in connection with any future addition of new borrowers.

         SECTION 8. EFFECTIVE DATE. This Amendment shall be effective upon (and Lender's requirement to fund under the Loan Agreement shall be conditioned upon)
(a) execution and delivery to Lender of this Amendment by each Borrower; (b) execution and delivery to Lender of the Amended and Restated Revolving Credit Note attached hereto by each Borrower; (c) Lender's receipt and approval of financing statement, tax lien and pending litigation search results with respect to New Borrower; (d) execution and delivery by New Borrower to Lender of UCC-1 Financing Statements covering the Collateral; (e) execution and delivery by New Borrower of an officer's certificate and secretary's certificate and delivery of a legal opinion in respect of New Borrower in the form of such documents delivered by (or in respect of) the Original Borrower; (f) review and approval by Lender of an updated Borrowing Base Certificate; and (g) satisfaction of the condition set forth in Section 5.1(l) (landlord estoppels) of the Loan Agreement.

         SECTION 9. COSTS. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, the Amended and Restated Note, the UCC-1 Financing Statements, the searches described above, all filing fees, and all reasonable document preparation fees of Lender's in-house counsel.

         SECTION 10. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

         (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.


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

         SECTION 11. ACKNOWLEDGMENT. Borrower and Lender agree and acknowledge that in accordance with Section 5.1(n) of the Loan Agreement, Lender's credit committee approved the Loan Agreement upon the terms and conditions of the Loan Agreement as amended hereby, as of October 16, 2000.

         SECTION 12 . GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland (without reference to conflicts of laws principles).

         SECTION 13. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 14. COUNTERPARTS. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.


                               [SIGNATURES FOLLOW]


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                                         LENDER:

                                         HELLER HEALTHCARE FINANCE, INC.
                                         a Delaware corporation


                                         By: /s/ Brett Robinson
                                             -----------------------------------
                                             Name: Brett Robinson
                                             Title: Vice President


                                         ORIGINAL BORROWER:

                                         THE TRIZETTO GROUP, INC.
                                         a Delaware corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         CREATIVE BUSINESS SOLUTIONS, INC.
                                         a Texas corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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

                                         FINSERV HEALTH CARE SYSTEMS, INC.
                                         a New York corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         HEALTHCARE MEDIA ENTERPRISES, INC.
                                         a Delaware corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         HEALTHWEB, INC.
                                         a Delaware corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         MARGOLIS HEALTH ENTERPRISES, INC.
                                         a California corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         NOVALIS CORPORATION
                                         a Delaware corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                         TRIZETTO APPLICATION SERVICES, INC.
                                         a Colorado corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         HEALTHCARE MEDIA PRIVATE LIMITED
                                         an India company and subsidiary of HME


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         DIGITAL INSURANCE SYSTEMS CORPORATION
                                         an Ohio corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         HEALTH NETWORKS OF AMERICA, INC.
                                         a Maryland corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         NOVALIS DEVELOPMENT CORPORATION
                                         a Delaware corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                         NOVALIS DEVELOPMENT & LICENSING
                                         CORPORATION an Indiana corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         NOVALIS SERVICES CORPORATION
                                         a Delaware corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary


                                         NEW BORROWER:

                                         ERISCO, INC.
                                         a New York corporation


                                         By: /s/ Michael J. Sunderland
                                             -----------------------------------
                                             Name: Michael J. Sunderland
                                             Title: Chief Financial Officer/
                                                    Secretary




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